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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 8, 2000


                       INDEPENDENT FINANCIAL NETWORK, INC.
             (Exact Name of Registrant as specified in its charter)


Oregon                          _____0-27590____                  93-0800253
(State or other                    (Commission                   (IRS Employer
jurisdiction                       File Number)               Identification No.
of incorporation)

170 S. Second St., Coos Bay                                             97420
Address of Principal Executive Office                                 Zip Code

Registrant's telephone number including area code  (541) 267-5356



(Former name or former address, if changed since last report) SECURITY BANK HOLDING COMPANY


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Item 5. Other Events
     On May 8,2000, the registrant announced that the registrant's corporate name had been changed from Security Bank Holding Company to its current name, Independent Financial Network, Inc. The registrant's ticker symbol on the Nasdaq National Market is being changed, effective May 15, 2000, from "SBHC" to "INFN" to reflect the new corporate name. A copy of the press release announcing the name change is attached as an exhibit to this report on Form 8-K.


Item 7.  Financial Statements and Exhibits

(c)     Exhibits
        99.1  Press release dated May 8, 2000 announcing the name change.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.

                                    INDEPENDENT FINANCIAL NETWORK

Date: May 8, 2000                By:   /s/ Charles D. Brummel
                                          Charles D. Brummel
                                          CEO and Chairman of the Board